[LOGO]
                                                       Lock Box Address:
6201 W. Oakton                                         P. O. Box 95134
Morton Grove, Illinois 60053-2742                      Chicago, IL 60694-5134


October 14, 1996


Lee Thurburn, CEO
Website Management Company, Inc.-D.B.A. Flashnet Communications
1812 N Forest Park Blvd
Fort Worth, TX 76102

Total Amount: $885,210.00-This includes Product for P.O.#091996-A

Dear Mr. Thurburn

U. S. Robotics is willing to accept the following schedule of payments for the attached product and amount. The following represents a 36-month payment schedule for the product only:

             PAYMENT SCHEDULE                            AMOUNT
             ----------------                            ------
          1st 12 monthly payments                      $17,306.18
          2nd 12 monthly payments                      $21,632.48
          3rd 12 monthly payments                      $34,828.84

Payments will be due on the 15th of each Month with the first payment due on December 15, 1996. Each payment listed above must be forwarded to the U. S. Robotics Lock Box address shown above, on or before the applicable payment due date.

The above payment schedule includes only product costs. It does not include tax costs which will be billed separately and must be paid separately on Net 30 day terms. The total tax cost for the order comes to $73,079.33.

I have included the Invoice for the total tax cost for $73,079.33 which is due on Net 30 day terms upon receipt.

I HAVE ALSO INCLUDED AN EXPECTED PAYMENT SCHEDULE ON THE NEXT PAGE.

By executing and returning this letter, you indicate your acceptance of this payment schedule.

[ILLEGIBLE]                    CFO                      12/23/96
-----------------------       -----------------------  ----------------------
Authorized Signature          Title                    Date



Sincerely,


/s/ Randy Perry
Randy Perry
Senior Credit Analyst
U.S. Robotics-Network Systems Division

                     COMBINED EXPECTED PAYMENT SCHEDULE
                          Flashnet Communications

The following COMBINED payment schedule is for P.O.#'s 062896-A(modified), 091996-A and 101896


PAYMENT DATE    P.O.#062896-A(modified)    P.O.#091996-A    P.O.#101896   COMBINED
   15-Nov-96                 $19,777.05
   15-Dec-96                 $19,777.05     $17,306.18
   15-Jan-97                 $19,777.05     $17,306.18
   15-Feb-97                 $19,777.05     $17,306.18
   15-Mar-97                 $19,777.05     $17,306.18
   15-Apr-97                 $19,777.05     $17,306.18
   15-May-97                 $19,777.05     $17,306.18
   15-Jun-97                 $19,777.05     $17,306.18
   15-Jul-97                 $19,777.05     $17,306.18
   15-Aug-97                 $19,777.05     $17,306.18
   15-Sep-97                 $19,777.05     $17,306.18
   15-Oct-97                 $19,777.05     $17,306.18
   15-Nov-97                 $24,721.28     $17,306.18
   15-Dec-97                 $24,721.28     $21,632.48
   15-Jan-98                 $24,721.28     $21,632.48
   15-Feb-98                 $24,721.28     $21,632.48
   15-Mar-98                 $24,721.28     $21,632.48
   15-Apr-98                 $24,721.28     $21,632.48
   15-May-98                 $24,721.28     $21,632.48
   15-Jun-98                 $24,721.28     $21,632.48
   15-Jul-98                 $24,721.28     $21,632.48
   15-Aug-98                 $24,721.28     $21,632.48
   15-Sep-98                 $24,721.28     $21,632.48
   15-Oct-98                 $24,721.28     $21,632.48
   15-Nov-98                 $39,801.30     $21,632.48
   15-Dec-98                 $39,801.30     $34,828.84
   15-Jan-99                 $39,801.30     $34,828.84
   15-Feb-99                 $39,801.30     $34,828.84
   15-Mar-99                 $39,801.30     $34,828.84
   15-Apr-99                 $39,801.30     $34,828.84
   15-May-99                 $39,801.30     $34,828.84
   15-Jun-99                 $39,801.30     $34,828.84
   15-Jul-99                 $39,801.30     $34,828.84
   15-Aug-99                 $39,801.30     $34,828.84
   15-Sep-99                 $39,801.30     $34,828.84
   15-Oct-99                 $39,801.30     $34,828.84
   15-Nov-99                                $34,828.84

PLEASE SEND PAYMENTS TO THE FOLLOWING ADDRESS:
U.S. Robotics
ATTN: Lockbox#95134
311 W Monroe St.
Chicago, IL  60605

                                                     US ROBOTICS - SCHEDULE 02

-----------------------------------------------------------------------------------------------------------------------------------
Original Value    $719,518.25      Payment                   Varied                             Deposit          $0.00      $0.00
Down payment            $0.00                                                                   Date made    00-Jan-00  00-Jan-00
Term                       36      Monthly Use Tax            0.00%
Implied Rate         12.0000%      (tax of $73,029.83 paid at inception)                        Purch. Option    $0.00
                                                                                                Notice Due   00-Jan-00
-----------------------------------------------------------------------------------------------------------------------------------
                Lease Pymt.     Interest      Principal     Remaining       Use       Total       Actual                  Balance
Date              Amount        Expense       Reduction     Principal       Tax      Payment      Payment   Date             Owed
----            ----------      --------      ---------     ---------       ---      -------      -------   ----           -------
15-Nov-96                                                 $719,518.25
15-Dec-96  X     $17,306.18    $7,096.62     $10,209.56   $709,308.69     $0.00   $17,306.18   $17,306.18                    $0.00
15-Jan-97  X     $17,306.18    $7,229.12     $10,077.06   $699,231.63     $0.00   $17,306.18   $17,306.18                    $0.00
15-Feb-97  X     $17,306.18    $7,126.42     $10,179.76   $689,051.86     $0.00   $17,306.18   $17,306.18                    $0.00
15-Mar-97  X     $17,306.18    $6,343.05     $10,963.13   $678,088.74     $0.00   $17,306.18   $17,306.18   31-Mar-97        $0.00
15-Apr-97  X     $17,306.18    $6,910.93     $10,395.25   $667,693.49     $0.00   $17,306.18                                   n/a
15-May-97  X     $17,306.18    $6,585.47     $10,720.71   $656,972.78     $0.00   $17,306.18                                   n/a
15-Jun-97  X     $17,306.18    $6,695.72     $10,610.46   $646,362.32     $0.00   $17,306.18                                   n/a
15-Jul-97  X     $17,306.18    $6,375.08     $10,931.10   $635,431.22     $0.00   $17,306.18                                   n/a
15-Aug-97  X     $17,306.18    $6,476.18     $10,830.00   $624,601.22     $0.00   $17,306.18                                   n/a
15-Sep-97  X     $17,306.18    $6,365.80     $10,940.38   $613,660.83     $0.00   $17,306.18                                   n/a
15-Oct-97  X     $17,306.18    $6,052.55     $11,253.63   $602,407.20     $0.00   $17,306.18                                   n/a
15-Nov-97  X     $17,306.18    $6,139.60     $11,166.58   $591,240.62     $0.00   $17,306.18                                   n/a
15-Dec-97  X     $21,632.48    $5,831.41     $15,801.07   $575,439.56     $0.00   $21,632.48                                   n/a
15-Jan-98  X     $21,632.48    $5,864.75     $15,767.73   $559,671.83     $0.00   $21,632.48                                   n/a
15-Feb-98  X     $21,632.48    $5,704.05     $15,928.43   $543,743.40     $0.00   $21,632.48                                   n/a
15-Mar-98        $21,632.48    $5,005.42     $16,627.06   $527,116.34     $0.00   $21,632.48                                   n/a
15-Apr-98        $21,632.48    $5,372.25     $16,260.23   $510,856.12     $0.00   $21,632.48                                   n/a
15-May-98        $21,632.48    $5,038.58     $16,593.90   $494,262.22     $0.00   $21,632.48                                   n/a
15-Jun-98        $21,632.48    $5,037.41     $16,595.07   $477,667.15     $0.00   $21,632.48                                   n/a
15-Jul-98        $21,632.48    $4,711.24     $16,921.24   $460,745.91     $0.00   $21,632.48                                   n/a
15-Aug-98        $21,632.48    $4,695.82     $16,936.66   $443,809.25     $0.00   $21,632.48                                   n/a
15-Sep-98        $21,632.48    $4,523.21     $17,109.27   $426,699.97     $0.00   $21,632.48                                   n/a
15-Oct-98        $21,632.48    $4,208.55     $17,423.93   $409,276.04     $0.00   $21,632.48                                   n/a
15-Nov-98        $21,632.48    $4,171.25     $17,461.23   $391,814.81     $0.00   $21,632.48                                   n/a
15-Dec-98        $34,828.84    $3,864.47     $30,964.37   $360,850.45     $0.00   $34,828.84                                   n/a
15-Jan-99        $34,828.84    $3,677.71     $31,151.13   $329,699.32     $0.00   $34,828.84                                   n/a


15-Feb-99        $34,828.84    $3,360.22     $31,468.62   $298,230.70     $0.00   $34,828.84                                   n/a
15-Mar-99        $34,828.84    $2,745.36     $32,083.48   $266,147.22     $0.00   $34,828.84                                   n/a
15-Apr-99        $34,828.84    $2,712.51     $32,116.33   $234,030.89     $0.00   $34,828.84                                   n/a
15-May-99        $34,828.84    $2,308.25     $32,520.59   $201,510.30     $0.00   $34,828.84                                   n/a
15-Jun-99        $34,828.84    $2,053.75     $32,775.09   $168,735.21     $0.00   $34,828.84                                   n/a
15-Jul-99        $34,828.84    $1,664.24     $33,164.60   $135,570.61     $0.00   $34,828.34                                   n/a
15-Aug-99        $34,828.84    $1,381.71     $33,447.13   $102,123.47     $0.00   $34,828.84                                   n/a
15-Sep-99        $34,828.84    $1,040.82     $33,788.02    $68,335.45     $0.00   $34,828.84                                   n/a
15-Oct-99        $34,828.84      $673.99     $34,154.85    $34,180.61     $0.00   $34,828.84                                   n/a
15-Nov-99        $34,828.84      $648.23     $34,180.61         $0.00     $0.00   $34,828.84                                   n/a
                 ----------    ---------     ----------
                $885,210.00  $165,691.75    $719,518.25